IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares U.S. ETF Trust

Supplement dated December 2, 2019 (the “Supplement”)

to the Summary Prospectus and Prospectus,

each dated March 1, 2019 (as revised June 21, 2019) and Statement of Additional Information (the “SAI”), dated March 1, 2019 (as revised June 21, 2019)

for the iShares Commodities Select Strategy ETF (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.

Change in the Fund’s Principal Investment Strategies

Effective January 31, 2020, the Fund’s current reference benchmark, the S&P GSCITM Dynamic Roll Reduced Energy 70/30 Futures/Equity Blend (USD) TR, and the Fund’s current performance benchmark, the S&P GSCITM (USD) TR, will be replaced with a new reference and performance benchmark, the S&P GSCI Dynamic Roll (USD) TR. As a result of this change, effective January 31, 2020, the Fund will compare its performance to that of the S&P GSCI Dynamic Roll (USD) TR benchmark. In connection with the benchmark replacement, the Fund will no longer invest in equity securities of issuers engaged in a commodities-related business (“Commodity-Related Equities”). Accordingly, all references to Commodity-Related Equities are hereby deleted from the Summary Prospectus, Prospectus and the SAI.

Change in the Fund’s “Summary of Principal Risks”

The section of the Fund’s Summary Prospectus and Prospectus entitled “Summary of Principal Risks” is amended to delete “Dividend Risk,” “Non-U.S. Securities Risk,” “Equity Securities Risk” and “Securities Lending Risk.”

Change in the Fund’s “A Further Discussion of Principal Risks”

The section of the Fund’s Prospectus entitled “A Further Discussion of Principal Risks” is amended to delete “Dividend Risk,” “Non-U.S. Securities Risk,” “Equity Securities Risk” and “Securities Lending Risk.”

Change in the Fund’s “Investment Strategies and Risks”

The section of the Fund’s SAI entitled “Investment Strategies and Risks” is amended to delete “Tracking Stocks.”

Change in the Fund’s “General Considerations and Risks”

The Section of the Fund’s SAI entitled “General Considerations and Risks” is amended to delete “Risk of Equity Securities,” “Risk of Investing in Asia,” “Risk of Investing in Australasia,” “Risk of Investing in Central and South America,” “Risk of Investing in Emerging Markets,” “Risk of Investing in the Energy Sector,” “Risk of Investing in the Metals and Mining Industry” and to add the following:

Energy Commodities Risk. Through its exposure to energy commodities, the Fund is subject to the risks of the energy sector and companies engaged in energy production and exploration. The energy sector and the price of energy commodity futures and other instruments may be adversely affected by changes to or trends that affect commodity prices, the imposition of import and export controls, and government regulations related to environmental protection, health and safety. Energy commodities have had significant price swings in recent years and may experience significant volatility. Energy commodities may also be subject to control by large producers or purchasers and their prices may fluctuate widely due to supply and demand. As a result, the price of an energy commodity could decline, which would negatively impact the Fund if it had exposure to that commodity. In addition, companies in the energy sector and the price of energy commodity futures may be impacted by economic conditions, technological developments, competition from alternative energy sources, and potential civil liabilities, such as environmental damage claims.

Change in the Fund’s Investment Policy Notations

Effective January 31, 2020, for purposes of the Fund’s industry concentration policy, the Fund expects to value derivative instruments at their notional value.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-COMT-1219

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE